UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



                                  July 14, 1998
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                        (Date of earliest event reported)


                          OCWEN ASSET INVESTMENT CORP.
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             (Exact name of registrant as specified in its charter)


     Virginia                            001-14043               65-0736120
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                             THE FORUM, SUITE 1000,
           PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
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                    (Address of principal executive offices)  (Zip Code)


                                 (561) 682-8000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


                                  Page 1 of 111
                         Exhibit index located on page 4

ITEM 5.  OTHER EVENTS

         Ocwen Asset Investment Corp. (the "Company") announced that it has issued $150,000,000 principal amount of 11 1/2% Senior Notes due 2005 (the "Notes") on July 14, 1998. The Notes will mature on July 1, 2005 and are redeemable, at the option of the Company, in whole or in part, on or after July 1, 2002. In addition, during the first 36 months after the date of issuance of the Notes, the Company may, on any one or more occasions, use the net proceeds of one or more offerings of its common stock to redeem up to 25% of the aggregate principal amount of the Notes, provided that, after any such redemption, the aggregate principal amount of the Notes outstanding must equal at least $112.5 million. Upon the occurrence of a change of control, the Company is required, subject to certain conditions, to offer to purchase all of the Notes. For additional information, reference is made to the Press Release, dated July 15, 1998, which is included herewith as Exhibit 99 and is incorporated herein by reference, and the other documents included herewith, which also are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         4.1     Form  of  Indenture   between  the  Company  and  Norwest  Bank
                 Minnesota, National Association, as Trustee thereunder

         4.2 Form of Note (attached as Exhibit A to the Indenture included as Exhibit 4.1)

         4.3 Registration Rights Agreement, dated July 14, 1998, among the Company and the Initial Purchasers of the Notes

         99      Press Release, dated July 15, 1998


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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OCWEN ASSET INVESTMENT CORP.



Date:  July 16, 1998                 By: /s/ Mark S. Zeidman
                                        ----------------------------
                                             Mark S. Zeidman
                                             Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


               4.1 Form of Indenture between the Company and Norwest Bank Minnesota, National Association, as Trustee thereunder

               4.2 Form of Note (attached as Exhibit A to the Indenture included as Exhibit 4.1)

               4.3 Registration Rights Agreement, dated July 14, 1998, among the Company and the Initial Purchasers of the Notes

               99      Press Release, dated July 15, 1998


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